Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Canada Pension Plan Investment Board

Address of Joint Filer:	One Queen Street East, Suite 2500
Toronto, ON M5C 2W5

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Bunge Global SA [BG]

Date of Event Requiring Statement (Month/Day/Year)
(Month/Day/Year):	07/02/2025

Designated Filer:	Canada Pension Plan Investment Board

Signature:

Canada Pension Plan Investment Board

/s/ Kathryn Daniels
Name:	Kathryn Daniels
Title:	Managing Director, Head of Compliance

Dated: July 8, 2025

Joint Filer Information

(continued)

Name of Joint Filer:	CPP Investment Board Private Holdings (5), Inc.

Address of Joint Filer:	One Queen Street East, Suite 2500
Toronto, ON M5C 2W5

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Bunge Global SA [BG]

Date of Event Requiring Statement (Month/Day/Year)
(Month/Day/Year):	07/02/2025

Designated Filer:	Canada Pension Plan Investment Board

Signature:

CPP Investment Board Private Holdings (5), Inc.

/s/ Pierre Abinakle
Name:	Pierre Abinakle
Title:	Secretary

Dated: July 8, 2025

Joint Filer Information
(continued)

Name of Joint Filer:	CPP Investment Board Private Holdings (6), Inc.

Address of Joint Filer:	One Queen Street East, Suite 2500
Toronto, ON M5C 2W5

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Bunge Global SA [BG]

Date of Event Requiring Statement (Month/Day/Year)
(Month/Day/Year):	07/02/2025

Designated Filer:	Canada Pension Plan Investment Board

Signature:

CPP Investment Board Private Holdings (6), Inc.

/s/ Pierre Abinakle
Name:	Pierre Abinakle
Title:	Secretary

Dated: July 8, 2025

Joint Filer Information
(continued)

Name of Joint Filer:	CPPIB Monroe Canada, Inc.

Address of Joint Filer:	One Queen Street East, Suite 2500
Toronto, ON M5C 2W5

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Bunge Global SA [BG]

Date of Event Requiring Statement (Month/Day/Year)
(Month/Day/Year):	07/02/2025

Designated Filer:	Canada Pension Plan Investment Board

Signature:

CPPIB Monroe Canada, Inc.

/s/ Pierre Abinakle
Name:	Pierre Abinakle
Title:	Secretary

Dated: July 8, 2025

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